SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2008

ENERGROUP HOLDINGS CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	0-32873	87-0420774
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9, Xin Yi Street, Ganjingzi District
Dalian City, Liaoning Province, PRC 116039
(Address of Principal Executive Offices)

+86 411 867 166 96
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective September 18, 2008, in connection with his appointment as Chief Financial Officer, Energroup Holdings Corporation (the “Company”) entered into a three-year employment agreement with Mr. Yizhao Zhang. Mr. Zhang’s compensation as Chief Financial Officer of the Company is set forth in an employment agreement with the Company dated September 18, 2008. Under that agreement, Mr. Zhang is to be paid an annual salary of $180,000, and will be eligible to participate equity or non-equity bonus programs to be determined by the Board. The foregoing description is qualified in its entirety by reference to the employment agreement, a copy of which is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 5.02	Departure and Appointment of Chief Financial Officer

Effective September 18, 2008, Mr. Yizhao Zhang was appointed as the Chief Financial Officer of the Energroup Holdings Corporation (the “Company”), to serve until April 30, 2011, unless and until earlier terminated, or he resigns and when his successor is duly appointed and qualified. Mr. Zhang’s appointment as Chief Financial Officer has been approved by the Board of Directors of the Company.

Mr. Zhang replaces Wang Shu, who tendered her resignation as Chief Financial Officer of the Company effective on the same date as Mr. Zhang’s appointment. Ms. Wang shall continue to be employed by the Company in a management capacity.

Mr. Zhang graduated with a Bachelor of Economic Science from Fudan University in 1992. In 2003, he graduated with a Master of Business Administration from the State University of New York, University at Buffalo.

Mr. Zhang has over 13 years of experience in corporate finance, accounting, financial advisory and portfolio investment. From May 2007 through May 2008, he was Chief Financial Officer of Shengtai Pharmaceutical Inc., an OTCBB company. From April 2006 through December 2006, Mr. Zhang acted as the Deputy Chief Financial Officer of China Natural Resources, Inc., a NASDAQ-listed company. From April 2005 through April 2006, he was the vice president and senior manager of Chinawe Asset Management Consultancy Limited, a US public company which mainly manages non-performing loan assets in China. Previously, Mr. Zhang worked as a portfolio manager and foreign exchange and common stock trader with the South Financial Service Corporation from 1993-1999.

Mr. Zhang is a Certified Public Accountant certified by the Delaware State Board of Accountancy. He is also a member of the American Institute of Certified Public Accountant (AICPA).

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Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Employment Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGROUP HOLDINGS CORPORATION

By:	/s/ Shi Huashan
Shi Huashan
Chief Executive Officer

Dated: September 23, 2008

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